Exhibit 99.1

VERTICAL DATA

THE FULL-STACK AI COMPANY

Investor Presentation

October 2026

Important Notice & Disclaimers

This presentation (the “Presentation”) has been prepared by Vertical Data Inc. (“Vertical Data” the “Company,” “we,” “our,” or “us”) for informational purposes only and is subject to change without notice. The information contained herein is provided as of the date of this Presentation (unless otherwise stated), and the Company undertakes no obligation to update or revise this Presentation or any information contained herein, whether as a result of new information, future events, or otherwise.

This Presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor does it constitute an offer or solicitation in any jurisdiction in which such offer, solicitation, or sale would be unlawful. Any offer or sale of securities, if made, will be made only pursuant to definitive offering materials and in compliance with applicable securities laws.

Although the Company believes the information contained in this Presentation is reasonable as of the date prepared, the Company makes no representation or warranty, express or implied, as to the accuracy, completeness, fairness, or reliability of the information contained herein. The information in this Presentation is not intended to be, and should not be relied upon as, a promise or representation as to future performance, nor does it purport to be a complete statement of all material information regarding the Company. To the fullest extent permitted by law, the Company and its affiliates, and each of their respective officers, directors, employees, agents, advisors, and representatives disclaim any liability for any loss or damage arising from the use of, reliance on, or distribution of this Presentation or its contents.

Nothing in this Presentation constitutes investment, legal, accounting, regulatory, or tax advice, or a recommendation regarding any securities or investment strategy. You should consult your own advisors regarding any legal, tax, regulatory, accounting, and investment matters.

This Presentation contains forward-looking statements within the meaning of applicable securities laws. All statements other than statements of historical facts are forward-looking statements. Forward-looking statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such statements. Words such as “may,” “will,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” and similar expressions are intended to identify forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, except as required by law.

This Presentation may include industry and market data, forecasts, and other information obtained from third-party sources, as well as internal estimates. While the Company believes such information is reliable, it has not independently verified it and makes no representation or warranty as to its accuracy or completeness. Industry and market data are subject to change and may not be indicative of future results.

This Presentation may include certain non-GAAP financial measures. These measures are not prepared in accordance with GAAP or IFRS, may not be comparable to similarly titled measures used by other companies, and should be considered as a supplement to, and not a substitute for, measures prepared in accordance with GAAP or IFRS.

Highly Experienced, Cross-Industry Team



Deven Soni
CEO & Founder

- Former M&A banker & PE executive at Goldman Sachs
- Co-founder of multiple technology companies
- Focused on the intersection of cutting-edge tech & finance



Hamid Djam
CTO

- 20+ years in big data, AI, and analytics across utilities, oil, & gas, and life sciences
- Former CTO at Dell AI



Chris Downs
CFO

- Public company CFO with capital markets & governance experience
- Former CFO at CNS Pharmaceuticals and InfuSystem Holdings



Chris Larsson
Head of Infrastructure

- Former infrastructure manager and engineer at Meta (6+ years)
- New-build and retrofit initiatives in the United States, Nordics and other geographies

★ **30+ additional team members across credit, finance, sales, technology, and operations**

Addressable Market

Vertical Data addresses two of the fastest growing markets in AI infrastructure

GPU Hardware Financing	Hardware Procurement	Managed Services	Data Center Colocation Space ($B)

GPU Server Market ($ Billions)



CAGR: 31.5%
$227.7
$1,545.2
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033



CAGR: 9.3%
$99.2
$184.4
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033

1) Sources: Grand View Research GPU Server Market Report, Grand View Research Data Center Colocation Market Report

Company Overview – Turnkey, End-to-End, Capital-Light Business Model

Current Industry Paradigm



End AI Compute User
AI Cloud Company
Data Center Colo Space
Hardware Procurement
GPU Hardware Financing
Managed Services

! AI Cloud Company serviced by disparate vendors

Vertical Data's Solution



End AI Compute User
AI Cloud Company
Vertical Data
One-stop solution
Leads with GPU financing
GPU Hardware Financing
Data Center Colo Space
Hardware Procurement
Managed Services

AI Cloud Company serviced by singular vendor: Vertical Data

- Target deal profile: $100 million -$3 billion of TCV

Company Highlights

1. **Full-stack offering of GPU hardware financing, hardware procurement, managed services, and colocation space**
   - Provides Vertical Data control of the capital and physical infrastructure of the AI transition
   - Diversified revenue streams generating recurring high-margin revenue across the entire ecosystem
2. **Only provider in the ecosystem offering the full suite of services as a singular, all-encompassing offering**
3. **$200B+ AI hardware market growing to $1.5T by 2033**
   - First-mover advantage in rapidly growing AI compute infrastructure finance sector
4. **Financing-led business model, building the "GE Capital of AI"**
5. **Three data center sites under development across North America and Europe**
   - $500 million partnership with Strategic Value Partners
6. **Global leadership team across 4 continents and 6 countries**

AI Compute Has Entered Institutional Infrastructure Finance

$500B+ of 3rd party financing

APOLLO

BlackRock

Blackstone

Brookfield

KKR

Goldman Sachs

VERTICAL DATA BENEFITS

01	Institutional Validation
02	Broader Funding Capacity
03	Full-stack Advantage
04	Expanding Revenue Opportunity
05	First-Mover Advantage

Source: NVIDIA, August 10, 2026; Industry development only. Vertical Data is not a party to the announced NVIDIA financing platform unless separately disclosed. Announced partnerships remain subject to final agreements

Vertical Data Origination Funnel and Target Customer Base

TYPICAL ORIGINATION CHANNELS

GPU financing
POWERED BY VERTICAL DATA

Direct from GPU Financing Website

- GPUfinancing.com (VDTA Owned)

Original Equipment Manufacturers (OEMs)

Cloud Providers Seeking Data Center Space



TYPICAL TARGET CUSTOMERS

Neocloud for Cloud Providers

Direct Global Offtakers

Data Center Operators

Aggregates demand from disparate origination sources...

... to serve customers neglected by traditional providers

Recent Customer Wins

Recently signed customer contracts highlight Vertical Data's differentiated approach

Large Foundational Model Company

Signed, Publicly Announced

Large foundational model company with a multi-billion-dollar IPO pending

Transaction Overview

- Vertical Data was engaged to deploy and operate 1,024 B300 GPUs
- Deployed at data center in Western Europe

Why Vertical Data

- Access to data center capacity, hardware, and capital
- Sophisticated operating team

Services Offered

- ✓ DC Capacity (Colo)
- ✓ GPU Hardware & Financing
- ✓ Managed Services

Nasdaq-Listed Enterprise

Signed, Publicly Announced

Neocloud providing compute, with deployments in Asia Pacific, North America and Latin America

Transaction Overview

- Vertical Data and its partner were engaged to source 2,000 GB300 GPUs
- Deployment colocated in North America

Why Vertical Data

- Access to GPU hardware from OEM partners

Services Offered

- ✓ GPU Hardware
- ✓ Managed Services

Nasdaq-Listed Enterprise

Signed, Publicly Announced

Emerging neocloud providing GPU-as-a-service, with deployments across North America and Europe

Transaction Overview

- Vertical Data was engaged to provide $43 million of AI hardware
- Arranged financing through gpufinancing.com

Why Vertical Data

- Access to hardware, financing, data center capacity and managed services

Services Offered

- ✓ DC Sourcing
- ✓ GPU Hardware & Financing
- ✓ Managed Services

Anatomy of a $1.4B TCV Deal

8,000 GPUs, $680 million of hardware, 60-month take-or-pay transaction

GPU Financing
- 80% loan-to-cost
- 1.5% of loan value generates ~$8 million of cash flow
- 100% margin

GPU financing
POWERED BY VERTICAL DATA

Hardware Procurement
- 5% margin on hardware

Managed Services
- $25 / GPU / month
- Recurring revenue
- 50% margin

Data Center Space
- Significant upside when deployed in Vertical Data
- Targeting 10MW / month

Customer Profit Share
- Revenue participation (30% of tail cash flow)

Illustrative Vertical Data Gross Margin Contribution



$8 million
$34 million
$6 million

($ in millions)

Total Contract Value	$1,402
(-) Colo, Opex, Power	($210)
SPV Deal EBITDA	**$1,191**
(-) Deposit Credit Amortization	($280)
(-) Debt Service	($726)
SPV Distributable Cash Flow	**$185**
VDTA Share (over 5 yrs)	**$55** million

~30% of Deal Cash Flow

Note: Illustrative customer profit share assumes $4.00 hourly rate per GPU, 85% EBITDA margin, customer deposit of 20%, 80% loan-to-cost and 12% interest rate

Vertical Edge Data Center Platform

Vertical Data is developing owned data center to deploy customer hardware, expanding the turnkey offering strategy

Data Center Pipeline and Site Selection Criteria

Site	Status	Purchase Price	Current MW	Target RFS	Expansion MW	Picture
US Midwest	**Owned**	Not Disclosed	20 MW	Q3-2027	Up to 40 MW total	
Sweden	**Owned**	$6 million	4.5 MW	Q4-2028	Up to 100 MW total	
US Midwest	Under contract	TBD	30 MW	Q4-2027	Up to 100 MW total	

- Vertical Data has entered into a partnership with a global PE fund to develop these and additional sites

Site Selection Criteria

- 15 – 30 MW pre-existing power agreements
- 12 – 24 months path to revenue
- <$12M all-in cost per MW
- Retrofit opportunities

Vertical Data's Edge

Uniquely positioned to win customers across each key vertical, delivering a superior integrated offering

GPU Hardware Financing



- Ex-Goldman Sachs M&A banker and PE investor
- Structures customer term sheet to be fundable before signing
- Extensive live coverage of GPU lenders

Goldman Sachs

- Exclusive capital markets advisor
- Access to capital provider network
- Timely feedback on GPU financing packages

Hardware Procurement



- Former CTO of Dell AI
- Quotes 4–6 OEMs per deal, no single-vendor dependency

Lenovo HPE DELL SUPERMICRO

- Vendor-neutral procurement, optimizing customer pricing
- Funded buyers move to the front of the allocation queue
- OEMs route their own customers back to Vertical Data

Data Center Colocation Space



- Former infrastructure lead at Meta
- Built network of Nordic data centers
- Sources 3rd party and owned data center opportunities

Managed Services



- Supported by 30+ Vertical Data team members
- Relationships with outsourced managed service providers
- Customers running 1–2 deployments a year cannot carry a standing managed services team

Competitive Landscape

Vertical Data is the only participant that delivers the full back-end of AI infrastructure without the capital intensity

	Provide Financing for GPU Deployment	Provide GPU Procurement	Provide Managed Services	Provide Data Center Space	Upside in GPU Deployments	Capital Light, Vendor Neutral	EV / EBITDA 2027E / 2028E [1]
AI GPU OEM Providers	●	●	◐	○	○	○	8.7x / 8.1x
Value-Added Resellers	●	●	●	○	○	●	9.5x / 8.9x
Data Center Developers	○	◐	●	●	●	○	19.2x / 11.1x
Neoclouds	○	●	●	◐	●	○	6.2x / 3.3x
Financial Institutions	●	○	○	○	●	◐	NM
VERTICAL DATA	●	●	●	●	●	●	5.7x / **1.2x**

1) Source: CapitalIQ, consensus estimates as of 9/17/26
2) Represents pro forma multiple on 9/17/26 close and BRS research's EBITDA attributable to VDTA shareholders

Select Strategic Partnerships

HARDWARE OEM PARTNERS	Dell, Lenovo, Supermicro, HPE
DATA CENTER PARTNERS	American Tower, templus, KDDI Telehouse, Conapto (Colocation Made in Sweden), Penguin, atnorth
SOFTWARE PARTNERS	nirmata, SimpliSmart, TBD robotics
LEGAL/LOGISTICS	TEC EX, GT GreenbergTraurig

Capitalization

Vertical Data is purpose built as a capital-light company in a sector with massive capital requirements

The Company has raised just $6.9M to date

- Seed round of $2.7M in 2024/2025
- Private placement of $4.1M. In Aug.-Jul.-2026

Clean Cap Structure

- No warrants or debt on balance sheet

Current Shares Outstanding

- **15.0M common shares outstanding**
  - 7.8M of these shares held by insiders (mgmt., directors, 10% holders)
  - 3.0M of these shares are subject to lockup

- **2.8M Options & RSUs Outstanding**
  - 1.5M Vested
  - 1.3M Unvested

1) Reflects 13.6 million shares outstanding as of August 10, 2026, plus 1.4 million shares issued in PIPE announced August 12, 2026
2) Reflects $5.6 million of cash, as of June 30, 2026, plus $4.1 million of gross proceeds from PIPE announced August 12, 2026, 5.5% gross spread and $1.0 million of transaction expenses on a $20 million PIPE